Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

THIS THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 24, 2009, by and among WESTERN REFINING, INC., a Delaware corporation (the “Borrower”), EACH LENDER SIGNATORY HERETO, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender, L/C Issuer and a Lender.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the lenders from time to time party thereto (collectively, the “Lenders” and individually, each, a “Lender”) and the Borrower are parties to that certain Term Loan Credit Agreement dated as of May 31, 2007, as amended by that certain First Amendment to Term Loan Credit Agreement dated as of June 30, 2008, and that certain Second Amendment to Term Loan Credit Agreement dated as of May 29, 2009 (the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that certain terms of the Credit Agreement be amended in the manner set forth herein;

WHEREAS, the Administrative Agent and the Required Lenders, subject to the terms and conditions contained herein, have agreed to such amendments, to be effective as of the Third Amendment Effective Date (as defined below); and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

1. Definitions. From and after the Third Amendment Effective Date, the term “Credit Agreement” or “Agreement” (as the case may be), as used herein, in the Credit Agreement and in the other Loan Documents, shall mean the Credit Agreement as hereby amended and modified, and as further amended, restated, modified, replaced or supplemented from time to time as permitted thereby.

2. Amendments to the Credit Agreement. Subject to the terms hereof and upon satisfaction of the conditions set forth in Section 5 hereof, effective as of the Third Amendment Effective Date (defined below), the Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read as follows:

“‘Applicable Rate’ means (a) with respect to Eurodollar Rate Loans, 7.50%, and (b) with respect to Base Rate Loans, 6.50%.”

(b) The definition of “Base Rate” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended in its entirety to read as follows:

‘“Base Rate’ means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

as its “prime rate,” (c) the ‘BBA LIBOR’ for a 30-day interest period (as determined on such day) plus 1%, and (d) 4.25%. The ‘prime rate’ is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. The ‘BBA LIBOR’ has the meaning given such term in the definition of ‘Eurodollar Rate’.”

(c) The first paragraph of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is amended by adding new clauses (a)(iv) and (a)(v), and new clause (b), so that this definition now reads in its entirety as follows:

“‘Consolidated EBITDA’ means, for any period of one or more fiscal quarters, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expenses, (iv) non-cash compensation expenses and charges, (v) charges for the shutdown of the Bloomfield Refinery not paid in cash during such period (collectively, the “Bloomfield Expenses”), (vi) maintenance turnaround expenses incurred by the Borrower and its Subsidiaries during such period in an aggregate amount not to exceed $25,000,000, and (vii) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and minus (b) the following: (i) cash payments with respect to Bloomfield Expenses on account of charges taken in a prior period, and (ii) non-cash items increasing Consolidated Net Income for such period.”

(d) The definition of “Consolidated Interest Charges” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by revising clause (d) thereof to read as follows:

“(d) cash dividends to holders of preferred stock (including Convertible Preferred Securities).”

(e) The proviso in the definition of “Consolidated Interest Coverage Ratio” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended in its entirety to read as follows:

“provided, however, that for the fiscal quarter ending June 30, 2010, the ratio shall be calculated for the period of two consecutive fiscal quarters ending on such date, and for the fiscal quarter ending September 30, 2010, the ratio shall be calculated for the period of three consecutive fiscal quarters ending on such date.”

(f) The following definition of “Convertible Preferred Securities” is hereby added alphabetically to Section 1.01 of the Credit Agreement (Defined Terms):

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

“‘Convertible Preferred Securities’ means preferred stock issued by the Borrower that is convertible into shares of common stock of the Borrower.”

(g) Clause (g) of the definition of “Indebtedness” in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by adding the following prior to “and” at the end thereof:

“provided, however, that neither Convertible Preferred Securities nor obligations to make dividend payments in respect of Convertible Preferred Securities shall be deemed Indebtedness;”.

(h) The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by adding the following to the end thereof:

“In addition, payment of dividends on Convertible Preferred Securities, and payments made in cash (in lieu of fractional shares) upon the conversion of Convertible Preferred Securities, shall not constitute Restricted Payments.”

(i) Section 7.11 of the Credit Agreement (Financial Covenants) is hereby amended in its entirety to read as set forth below.

“(a) Permit the Consolidated Interest Coverage Ratio as of the end of each fiscal quarter set forth below for which a ratio is set forth opposite such fiscal quarter to be less than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending	Minimum Consolidated Interest Coverage Ratio
December 31, 2009	1.25 to 1.00
March 31, 2010	Not Tested
June 30, 2010	1.00 to 1.00
September 30, 2010	1.25 to 1.00
December 31, 2010	1.50 to 1.00
March 31, 2011	1.50 to 1.00
June 30, 2011 and each fiscal	2.00 to 1.00
quarter thereafter

(b) Permit the Consolidated Leverage Ratio as of the end of each fiscal quarter set forth below for which a ratio is set forth opposite such fiscal quarter to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio
December 31, 2009	6.75 to 1.00
March 31, 2010	Not Tested
June 30, 2010	Not Tested
September 30, 2010	Not Tested
December 31, 2010	5.25 to 1.00
March 31, 2011	5.25 to 1.00
June 30, 2011 and each fiscal quarter thereafter	4.50 to 1.00

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

(c) Permit Consolidated EBITDA to be less than (i) $5,000,000 for the period of three months ending March 31, 2010, (ii) $80,000,000 for the period of six months ending June 30, 2010, and (iii) $140,000,000 for the period of nine months ending September 30, 2010.”

(j) Exhibit C to the Credit Agreement (Compliance Certificate) is hereby amended by replacing Schedule 1 with the schedule set forth on Schedule 1 attached to this Amendment and Schedule 2 with the schedule set forth on Schedule 2 to this Amendment. All references to such schedules in the Credit Agreement, Exhibit C, and the other Loan Documents shall mean such schedules as amended hereby.

3. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security interests now or hereafter held by the Administrative Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, and are unimpaired by this Amendment.

4.  Representations and Warranties. The Borrower hereby certifies that:

(a) prior to and after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of the Borrower contained in Article V of the Credit Agreement, or which are contained in any Loan Document or other document furnished at any time under or in connection with the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date;

(b) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity, by concepts of reasonableness or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)  prior  to  and  after  giving  effect  to  this  Amendment,  no  Default  or  Event  of Default exists.

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

5. Conditions to Effectiveness. This Amendment shall be effective on the date (the “Third Amendment Effective Date”) upon which the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders;

(b) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying resolutions or other evidence of authority adopted with respect to this Amendment and the transactions contemplated hereby; and

(c) Borrower shall have paid (i) to Banc of America Securities LLC, as Arranger, (the “Arranger”), for its own account, the fees and expenses then due and payable to the Arranger, (ii) to the Administrative Agent, for the benefit of each Lender executing this Amendment by 5:00 p.m. on November 23, 2009, a fee in the amount indicated by notice from the Administrative Agent to the Lenders, and (iii) fees and expenses required to be reimbursed or paid by the Borrower pursuant to the Loan Documents, including the fees and expenses of counsel to the Administrative Agent, in each case to the extent invoiced to the Borrower at least one Business Day prior to the Third Amendment Effective Date.

6. Waiver of Notice of Prepayment. The Administrative Agent and Required Lenders hereby waive the requirement in Section 2.03 of the Credit Agreement that the Borrower provide the Administrative Agent with prior notice of prepayment of the Loans upon the issuance of Section 7.03(m) Indebtedness, whether such issuance occurs on or after the date hereof.

7. Third Amendment to Revolving Credit Agreement. The Required Lenders hereby (a) consent to the amendments to the Revolver Loan Documents effected by the Third Amendment to Revolving Credit Agreement among the parties thereto dated November 24, 2009, and (b) waive the provisions of Section 7.14 of the Credit Agreement (Amendments to Revolver Loan Documents) to the extent necessary to permit such amendments.

8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in electronic form shall be effective as the delivery of a manually executed counterpart.

9. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

10. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. No Novation. This Amendment is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower and the other Loan Parties and is not intended to constitute a novation of the Credit Agreement. Except as expressly modified hereby, all of the indebtedness, liabilities and obligations owing by the Borrower and each other Loan Party under the Credit Agreement and the other Loan Documents shall continue.

12. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Administrative Agent and their respective successors,

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Administrative Agent and each Lender, may not assign any rights, powers, duties or obligations hereunder.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

WESTERN REFINING, INC., a Delaware corporation

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec.

SIGNATURE PAGE TO
THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renita Cummings
Name:	Renita Cummings
Title:	Assistant Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

REAFFIRMATION OF GUARANTORS

By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of the Guaranty and other Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under such Guaranty and other Loan Documents, and (d) acknowledges that prior to and after giving effect to this Amendment, the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are qualified by materiality are true and correct on and as of the date hereof, and each of the representations and warranties of such Guarantor in its Guaranty, or which are contained in any Loan Document or other document to which it is a party furnished at any time under or in connection with its Guaranty and the Credit Agreement, that are not qualified by materiality are true and correct in all material respects on and as of the date hereof, except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

GUARANTORS: WESTERN REFINING COMPANY, L.P., a Delaware limited partnership

WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec.

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT)

ASCARATE GROUP, LLC, a Delaware limited liability company

By:	WESTERN REFINING COMPANY, L.P., a Delaware limited partnership, its sole Member

	By:	WESTERN REFINING GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Scott D. Weaver
	Name:	Scott D. Weaver
	Title:	Vice President, Treasurer & Asst. Sec.

WESTERN REFINING GP, LLC, a Delaware limited liability company

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec.

WESTERN REFINING LP, LLC, a Delaware limited liability company

By:	/s/ Joan L. Yori
Name:	Joan L. Yori
Title:	President

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT)

CINIZA PRODUCTION COMPANY,
a New Mexico corporation
DIAL OIL CO., a New Mexico corporation
EMPIRE OIL CO., a California corporation
GIANT INDUSTRIES, INC., a Delaware corporation
WESTERN REFINING SOUTHWEST, INC.,
an Arizona corporation
GIANT FOUR CORNERS, INC., an Arizona
corporation
WESTERN REFINING TERMINALS, INC.,
an Arizona corporation
WESTERN REFINING PIPELINE COMPANY,
a New Mexico corporation
GIANT STOP-N-GO OF NEW MEXICO, INC.,
a New Mexico corporation
WESTERN REFINING YORKTOWN HOLDING
COMPANY, a Delaware corporation
WESTERN REFINING YORKTOWN, INC.,
a Delaware corporation
WESTERN REFINING WHOLESALE, INC.,
an Arizona corporation
SAN JUAN REFINING COMPANY,
a New Mexico corporation

By:	/s/ Scott D. Weaver
Name:	Scott D. Weaver
Title:	Vice President, Treasurer & Asst. Sec.

SIGNATURE PAGE TO REAFFIRMATION OF GUARANTORS
(THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT)

SCHEDULE 1
Schedule 1 to Compliance Certificate

For the Quarter/Year ended __________ (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) – Consolidated Interest Coverage Ratio

A.	Consolidated EBITDA for [two/three/four] consecutive fiscal quarters ending on above date (“Subject Period”):

1.	Consolidated Net Income for Subject Period:	$

2.	Consolidated Interest Charges for Subject Period:	$

3.	Provision for income taxes for Subject Period:	$

4.	Depreciation expenses for Subject Period:	$

5.	Amortization expenses for Subject Period:	$

6.	Non-Cash compensation expenses for Subject Period:	$

7.	Non-Cash charges for Bloomfield Expenses for Subject
	Period:	$

8.	[Maintenance turnaround expenses for Subject Period]:[1]	$

9.	Non-recurring non-cash reductions of Consolidated Net
	Income for Subject Period:	$

10.	Cash Payments for Bloomfield Expenses for charges taken
	in prior period:	$

11.	Non-cash additions to Consolidated Net Income for Subject
	Period:	$

12.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7
	+ 8 + 9 – 10 – 11)	$

B. Consolidated Interest Charges for Subject Period:		$

C. Consolidated Interest Coverage Ratio		$
(Line I.A.12 ÷ Line I.B):

1       Such expenses in excess of $25,000,000 in any four fiscal quarter period are not included.

Minimum required:

[Two/Three/Four] Fiscal Quarters Ending	Minimum
Consolidated Interest
Coverage Ratio

December 31, 2009	1.25 to 1.00
March 31, 2010	Not Tested
June 30, 2010	1.00 to 1.00
September 30, 2010	1.25 to 1.00
December 31, 2010	1.50 to 1.00
March 31, 2011	1.50 to 1.00
June 30, 2011 and each fiscal quarter	2.00 to 1.00
thereafter
In compliance	[Yes/No]

II.	Section 7.11(b) – Consolidated Leverage Ratio.

A.	Consolidated Total Indebtedness at Statement Date:

B.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Leverage Subject Period”):

1.	Consolidated Net Income for Leverage Subject Period:	$

2.	Consolidated Interest Charges for Leverage Subject Period:	$

3.	Provision for income taxes for Leverage Subject Period:	$

4.	Depreciation expenses for Leverage Subject Period:	$

5.	Amortization expenses for Leverage Subject Period:	$

6.	Non-Cash compensation expenses for Leverage Subject	$
Period:

7.	Non-Cash charges for Bloomfield Expenses for Leverage
	Subject Period:	$

8.	[Maintenance turnaround expenses for Leverage Subject
	Period]:[2]	$

9.	Non-recurring non-cash reductions of Consolidated Net
	Income for Leverage Subject Period:	$

10.	Cash Payments for Bloomfield Expenses for charges taken
	in prior period:	$

2       Such expenses in excess of $25,000,000 in any four fiscal quarter period are not included.

	11.	Non-cash additions to Consolidated Net Income for
		Leverage Subject Period:	$

	12.	Consolidated EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7
		+ 8 + 9 – 10 – 11)	$

C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B.12):		$

Maximum permitted:

Fiscal Quarter Ending	Maximum Consolidated Leverage Ratio

December 31, 2009	6.75 to 1.00
March 31, 2010	Not Tested
June 30, 2010	Not Tested
September 30, 2010	Not Tested
December 31, 2010	5.25 to 1.00
March 31, 2011	5.25 to 1.00
June 30, 2011 and each fiscal quarter	4.50 to 1.00
thereafter

In compliance	[Yes/No]

SCHEDULE 2
Schedule 2 to Compliance Certificate

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
  (in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-cash compensation expenses
+ non-cash Bloomfield Expenses
+ Maintenance turnaround expenses
+ non-recurring non-cash expenses
- cash payments for Bloomfield Expenses for charges taken in prior period
- non-cash income
= Consolidated EBITDA

Minimum required:

Three months ending March 31, 2010	$5,000
Six months ending June 30, 2010	$80,000
Nine months ending September 30, 2010	$140,000

In compliance	[Yes/No]